UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 Form 8-K

                              Current Report
  Pursuant to Section 13 or 15(d) of the Securities Act of
  1934

  Date of Report (Date of earliest event reported) July 7,
  2010
                       --------------------------

                      Dynasil Corporation of America
  ------------------------------------------------------------
        (Exact name of registrant as specified in its charter)

       Delaware                                   22-1734088
  ------------------------------------            -----------
  (State or other                                (IRS Employer
  jurisdiction of incorporation)           Identification No.)


           385 Cooper Road, West Berlin, New Jersey, 08091
  ------------------------------------------------------------
              (Address of principal executive offices)


                              (856)-767-4600
    ----------------------------------------------------------
        (Registrant's telephone number, including area code)

                              Not Applicable
  (Former name or former address, if changed since last report)

  Item 1.02  Termination of a Material Definitive Agreement.

  The information set forth in Item 2.03 regarding Dynasil's repayment of borrowings under and the termination of: the Tompkins Trust Bank Note, the Susquehanna Bank Note, and the
  RMD Instruments LLC Note, are incorporated herein by reference.

  Item 2.03  Creation of a Direct Financial Obligation or an
  Obligation under an Off-Balance Sheet Arrangement of a Registrant.

  On July 9, 2010, Dynasil Corporation of America ("Dynasil"), completed bank financing with Sovereign Bank (the "Bank") (the "Sovereign Credit Facility") which refinanced all outstanding debt and increased Dynasil's line of credit from $1.2 million to $8 million by entering into a Loan and Security Agreement with the Bank dated as of July 7, 2010 (the "Bank Loan Agreement"). Dynasil, as Borrower, and all of Dynasil's wholly owned active subsidiaries including:
  Evaporated Metal Films Corp. ("EMF"), Optometrics Corporation ("Optometrics"), RMD Instruments Corp. ("RMD Instruments") and Radiation Monitoring Devices, Inc. ("RMD Research"), as Guarantors, executed and delivered various supporting agreements dated July 7, 2010 in favor of the Bank. Under the Bank Loan Agreement, the Bank provided Dynasil with three borrowing facilities: a five-year $9 million term loan (the "Term Loan") at an interest rate of 5.58%; a $3 million working capital line of credit (the "Working Capital Line of Credit") at an interest rate of Prime or one month LIBOR plus 2.75% and a monthly fee calculated at the rate of 0.25% per annum of the unused Working Capital Line of Credit; and a $5 million acquisition line of credit (the "Acquisition Line of Credit") at an interest rate of one month LIBOR plus 3.5% and a monthly fee calculated at the rate of 0.25% per annum of the unused Acquisition Line of Credit.

  The $9 million proceeds of the Term Loan were used to pay off all of Dynasil's indebtedness with Susquehanna Bank (the "Susquehanna Bank Note"), Tompkins Trust Company (the "Tompkins Trust Bank Note"), and RMD Instruments LLC (the "RMD Instruments LLC Note"), in an aggregate amount of $8,373,315. The remaining $626,685 was used to pay transaction expenses and to increase available working capital. The RMD Instruments LLC Note was a note payable to the former owners of RMD Instruments LLC, where a current officer of Dynasil has a financial interest. The Term Loan is to be repaid with equal principal payments of $107,142.85 per month plus interest and matures on July 7, 2015. Interest on advances under the Working Capital Line of Credit is payable monthly and such advances are repayable in full on July 7, 2012, unless the Working Capital Line of Credit is renewed by the Bank. The Acquisition Line of Credit is available to Dynasil for future acquisitions under the terms specified in the Bank Loan Agreement. Advances under the Acquisition Line of Credit are repayable monthly based on a 7-year straight line amortization plus interest, with a balloon payment due on July 7, 2015.

  The Bank Loan Agreement limits Dynasil and its subsidiaries' ability to, among other things: dispose of assets, engage in a new line of business materially different than its current business, have a change in control, acquire another business, incur additional indebtedness, incur liens, pay dividends and make other distributions, make investments and redeem (subject to exceptions) any of its equity securities.

  The Bank Loan Agreement also contains other terms, conditions and provisions that are customary for commercial lending transactions of this sort. The Bank Loan Agreement requires Dynasil to maintain at all times and measured at the end of each fiscal quarter a Consolidated Maximum Leverage Ratio (Total Funded Debt to EBITDA, as defined in the Bank Loan Agreement) not to exceed 3 to 1 and a Fixed Charge Coverage Ratio of at least 1.2 to 1. The Fixed Charge Coverage Ratio is defined as EBITDA (as defined in the Bank Loan Agreement) for the applicable period divided by the sum of (a) Dynasil's consolidated interest expense for such period, plus (b) the aggregate principal amount of scheduled payments on Dynasil's indebtedness made during such period, plus (c) the sum of all cash dividends and other cash distributions to Dynasil's shareholders during such period, plus (d) the sum of all taxes paid in cash by Dynasil during such period, plus (e) all unfunded capital expenditures during such period. The Bank Loan Agreement also provides for events of default customary for credit facilities of this type, including, but not limited to, non-payment, breach of covenants, insolvency and defaults on other debt. Upon an event of default and during its continuance, the interest rate will automatically increase 5.0% above the otherwise applicable interest rate. In addition, upon an event of default, the Bank may elect a number of remedies including, but not limited to, stopping the advance of money to Dynasil and declaring all obligations (including principal, interest and expenses) immediately due and payable, which shall occur automatically if Dynasil becomes insolvent.

  Dynasil's obligations under the Bank Loan Agreement are guaranteed by EMF, Optometrics, RMD Instruments, RMD Research and Dynasil and each of such subsidiaries have granted the bank a security interest in substantially all its personal property. In addition, EMF has granted a mortgage in the Bank's favor as to EMF's leasehold property in Ithaca, New York.

  The foregoing description is only a summary of the provisions of the Bank Loan Agreement and is qualified in its entirety by the terms of the Bank Loan Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

  Item 8.01 Other Events.

  On July 13, 2010, Dynasil issued a press release announcing that it had entered into the Bank Loan Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

  Item 9.01  Financial Statements and Exhibits.

  (c) Exhibits

  10.1 Loan and Security Agreement, dated as of July 7, 2010, by and between Sovereign Bank, as Lender, and Dynasil
  Corporation of America, as Borrower.

  99.1 Dynasil Corporation of America press release dated July
  13, 2010.

                                SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DYNASIL CORPORATION OF AMERICA

  Date:     July 12, 2010           By:  /s/ Craig Dunham
                                 ------------------------
                    President and Chief Executive Officer





                               EXHIBIT INDEX

  10.1 Loan and Security Agreement, dated as of July 7, 2010, by and between Sovereign Bank, as Lender, and Dynasil
  Corporation of America, as Borrower.

  99.1 Dynasil Corporation of America press release dated July
  12, 2010.